UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 11, 2017
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BARRACUDA NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36162	83-0380411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3175 S. Winchester Blvd.
Campbell, California 95008
(Address of principal executive offices, including zip code)
(408) 342-5400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On April 17, 2017, Barracuda Networks, Inc. (the "Company") issued a press release announcing its financial results for the quarter and fiscal year ended February 28, 2017. In the press release, the Company also announced that it would be holding a conference call on April 17, 2017, to discuss its financial results for the quarter and fiscal year ended February 28, 2017. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information is intended to be furnished under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of Directors
On April 11, 2017, the Board of Directors (the "Board") of the Company increased the size of the Board from eight to 10 members and elected Chet Kapoor and Stephen P. Mullaney to serve as members of the Board, effective immediately. Mr. Kapoor will serve as a Class I director, with a term expiring at the Company’s 2017 annual meeting of stockholders, and Mr. Mullaney will serve as a Class II director, with a term expiring at the Company’s 2018 annual meeting of stockholders. In connection with their elections to the Board, Mr. Kapoor was appointed to serve as a member of the audit and compensation committees of the Board and Mr. Mullaney was appointed to serve as the chairperson of the nominating and corporate governance committee of the Board.
Chet Kapoor, age 49, served as chief executive officer of Apigee Corporation, an API management and predictive analytics software company, from January 2007 until its acquisition by Google in October 2016. From May 2005 to December 2006, Mr. Kapoor served as vice president of content management and search products at International Business Machines Corporation. From December 2004 to May 2005, Mr. Kapoor served as chief executive officer of Gluecode Software, Inc., an open source application infrastructure company. From April 2002 to December 2004, Mr. Kapoor served as the vice president and general manager at BEA Systems, Inc., an enterprise infrastructure software company. Mr. Kapoor holds a B.S. degree in Engineering from Arizona State University.
Stephen P. Mullaney, age 53, served as senior vice president and general manager, networking and security business unit at VMware, Inc., a cloud and virtualization software and services company, from August 2012 to October 2014. From April 2009 through its acquisition by VMware in August 2012, Mr. Mullaney served as chief executive officer at Nicira Networks Inc., a software-defined networking and network virtualization company. From March 2007 to April 2009, Mr. Mullaney served as vice president, marketing, and interim chief executive officer at Palo Alto Networks, Inc., a network and enterprise security company. From 2003 to 2007, Mr. Mullaney served as vice president, marketing at Blue Coat Systems Inc., a cybersecurity and network management company. Mr. Mullaney currently serves on the board of directors of several privately held companies. Mr. Mullaney holds a B.S. in Electrical Engineering from the University of Rhode Island.
Messrs. Kapoor and Mullaney will participate in the Company’s outside director compensation policy, as amended (the "Outside Director Compensation Policy"). Pursuant to the Outside Director Compensation Policy and in connection with Mr. Kapoor’s and Mr. Mullaney’s election to the Board, each will receive an initial grant of restricted stock units ("RSUs") under the Company’s 2013 Equity Incentive Plan, effective as of May 1, 2017 (the "Grant Date"), with a Grant Date fair value equal to $175,000 prorated for the number of months since the last annual meeting of stockholders. Such awards will be automatically granted on May 1, 2017, and will vest in full on September 1, 2017, subject to each of Messrs. Kapoor and Mullaney’s continued service on the Board through such date. Furthermore, in accordance with the Outside Director Compensation Policy, Messrs. Kapoor and Mullaney are also entitled to additional cash compensation for their service on the Board and its committees, if any.
Each of Messrs. Kapoor and Mullaney also executed the Company’s standard form of indemnification agreement in connection with their appointment to the Board, a copy of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-191510) filed with the Securities and Exchange Commission on October 1, 2013.
There are no arrangements or understandings between either Messrs. Kapoor or Mullaney, on the one hand, and any other persons, on the other hand, pursuant to which Messrs. Kapoor or Mullaney was elected as a director. In addition, each of Messrs.

Kapoor and Mullaney has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1*	Form of Indemnification Agreement between the Company and its directors and officers
99.1	Press release issued by Barracuda Networks, Inc., dated April 17, 2017
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*	Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-191510), filed with the Securities and Exchange Commission on October 1, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRACUDA NETWORKS, INC.

Date: April 17, 2017	By:	/s/ Diane C. Honda
Diane C. Honda
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Form of Indemnification Agreement between the Company and its directors and officers
99.1	Press release issued by Barracuda Networks, Inc., dated April 17, 2017
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*	Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-191510), filed with the Securities and Exchange Commission on October 1, 2013.